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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                January 23, 2006


                               IPC Holdings, Ltd.
             (Exact name of registrant as specified in its charter)


                                     Bermuda
                 (State or Other Jurisdiction of Incorporation)


              0-27662                                  Not Applicable
       (Commission File Number)                       (I.R.S. Employer
                                                     Identification No.)


     American International Building,
             29 Richmond Road
             Pembroke, Bermuda                              HM 08
 (Address of principal executive offices)                 (Zip Code)


                                 (441) 298-5100
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

     On January 23, 2006, IPC Holdings, Ltd. provided an update on its estimate of the impact of hurricanes Katrina, Rita and Wilma which occurred during 2005, on its results of operations. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit
Number         Description
-------        -----------

99.1 Press release of IPC Holdings, Ltd. issued January 23, 2006 reporting on the Company's updated estimate of the impact of hurricanes Katrina, Rita and Wilma which occurred during 2005, on its results of operations.

                                       2

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          IPC HOLDINGS, LTD.


                                          By      /s/ James P. Bryce
                                            ------------------------------
                                                   James P. Bryce
                                                    President and
                                               Chief Executive Officer

Date: January 23, 2006

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                                  EXHIBIT INDEX

Exhibit
Number         Description
-------        ------------

99.1 Press release of IPC Holdings, Ltd. issued January 23, 2006 reporting on the Company's updated estimate of the impact of hurricanes Katrina, Rita and Wilma which occurred during 2005, on its results of operations.

                                       4